EXHIBIT D

                     Form of Notice of Withdrawal of Tender

        (To be provided only to partners that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in


                             AUGUSTA PARTNERS, L.P.

                   Tendered Pursuant to the Offer to Purchase
                             Dated November 22, 2002


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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                 RECEIVED BY THE PARTNERSHIP BY, 12:00 MIDNIGHT,
                   EASTERN TIME, ON DECEMBER 20, 2002, UNLESS
                             THE OFFER IS EXTENDED.
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        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                                    PFPC Inc.
                               Attn: Karl Garrett

                                  P.O. Box 219
                               Claymont, DE 19703
                               Fax: (302) 791-3105
                                    (302) 793-8132

                           For additional information:
                     Phone: (888) 697-9661 or (866) 306-0232


Ladies and Gentlemen:

          The undersigned wishes to withdraw the tender of its partnership interest in Augusta Partners, L.P. (the "Partnership"), or the tender of a portion of such interests, for purchase by the Partnership that previously was submitted by the undersigned in a Letter of Transmittal dated
---------------------.

Augusta Partners, L.P.


This tender was in the amount of:


             [ ]   Entire partnership interest.

             [ ] Portion of partnership interest expressed as a specific dollar value.

                                     $-----------------

             [ ] Portion of partnership interest in excess of the Required Minimum Balance.

          The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Partnership (or portion of the interest) previously tendered will not be purchased by the Partnership upon expiration of the tender offer described above.

SIGNATURE(S).

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FOR INDIVIDUAL INVESTORS                         FOR OTHER INVESTORS:
AND JOINT TENANTS:


--------------------------------------------     --------------------------------------------
Signature                                        Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


--------------------------------------------     --------------------------------------------
Print Name of Investor                           Signature
                                                 (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                  ON SUBSCRIPTION AGREEMENT)


--------------------------------------------     --------------------------------------------
Joint Tenant Signature if necessary              Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


--------------------------------------------     --------------------------------------------
Print Name of Joint Tenant                       Co-signatory if necessary
                                                 (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                  ON SUBSCRIPTION AGREEMENT)


                                                 --------------------------------------------
                                                 Print Name and Title of Co-signatory

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

Date:
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                                       D-2